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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 7, 2003
                                                     ---------------



                              COMFORCE Corporation

             (Exact name of registrant as specified in its charter)

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

           Delaware                          1-6081                       36-2262248
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(State or other jurisdiction of          (Commission File                (IRS Employer
        incorporation)                       Number)                   Identification No.)


415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York                   11797
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(Address of principal executive offices)                                 (Zip Code)

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Registrant's telephone number, including area code:      (516) 437-3300
                                                         --------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits

     (c) Exhibits.

     99.1  Press release issued August 7, 2003


Item 12.  Results of Operations and Financial Condition

On August 7, 2003, COMFORCE Corporation announced its financial results for the quarter ended June 29, 2003. A copy of the press release is furnished to the Securities and Exchange Commission as Exhibit 99.1 hereto.

The information in this report is being furnished, not filed. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by the registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMFORCE Corporation

By: /s/ Harry V. Maccarrone
    --------------------------------
    Harry V. Maccarrone
    Executive Vice President and
    Chief Financial Officer

Dated: August 7, 2003


                                  EXHIBIT INDEX

Item           Description
99.1           Press release issued August 7, 2003


                                       2